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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 27, 2004
                        (Date of earliest event reported)


                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                333-110100                    75-2808384
(State of Incorporation)    (Commission File No.)          (I.R.S. Employer
                                                          Identification No.)



             4000 Horizon Way
              Irving, Texas                                    75063
(Address of Principal executive offices)                     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000






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Item 5.       Other Events.
              ------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 30, 2003 and the related Prospectus Supplement dated January 27, 2004 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2004-1 (the "Offered Securities").

         The Registrant is filing this Current Report on Form 8-K/A to amend and restate that certain Current Report on Form 8-K dated as of January 27, 2004 (the "Original Current Report") which was filed with the Commission on January 27, 2004 in order to amend and restate the supplemental tax opinion of Andrews Kurth LLP originally filed as Exhibit 8.2 to the Registration Statement and the related consent filed as Exhibit 24.2 under the Original Current Report. This current report on Form 8-K/A supersedes the Original Current Report.

Item 7.       Financial Statements and Exhibits.
              ----------------------------------

        (c)   Exhibits

              Exhibit No.       Description
              -----------       -----------

                      8.2    Supplemental Tax Opinion of Andrews Kurth LLP

                     24.2 Consent of Andrews Kurth LLP (contained in the opinion filed as Exhibit 8.2)






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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST HORIZON ASSET SECURITIES INC.



January 30, 2004                 By:       /s/ Wade Walker
                                    --------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization









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